Exhibit 99.2

This Statement on Form 4 is filed by: (i) Acropolis Infrastructure Acquisition Sponsor, L.P., (ii) AP Caps II Holdings GP, LLC; (iii) Apollo Principal Holdings III, L.P.; and (iv) Apollo Principal Holdings III GP, Ltd.

Name of Designated Filer: Acropolis Infrastructure Acquisition Sponsor, L.P.

Date of Event Requiring Statement: August 3, 2021

Issuer Name and Ticker or Trading Symbol: Acropolis Infrastructure Acquisition Corp. [ACRO]

ACROPOLIS INFRASTRUCTURE ACQUISITION SPONSOR, L.P.

By:	AP Caps II Holdings GP, LLC,
its general partner

	By:	Apollo Principal Holdings III, L.P.,
its managing member

		By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

AP Caps II Holdings GP, LLC

By:	Apollo Principal Holdings III, L.P.,
its managing member

	By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Principal Holdings III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Principal Holdings III GP, Ltd.

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

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